MH Elite Portfolio of Funds, Inc.
                           220 Russell Avenue
                        Rahway, New Jersey 07065
                            1-800-318-7969
                           www.mhelite.com


Dear Shareholder:

2000 - Strike One, 2001 - Strike two, 2002 - Strike Three. Three strikes and you're out. After three consecutive years of stock market losses, investors
are now sitting on the bench nervously waiting to get back in the game.   The
questions remains, will they enter in the early innings or wait until the eighth or ninth inning when the game has already been decided? It is typical for stocks to rally in the face of uncertainty and concern, while consumer confidence (having pluged to a nine year low in October) returns after the rally (late in the game) is well underway.

Economic data (interest rates at their lowest in 40 years, inflation in check and an economic stimulus package on the horizon) would suggest the economy is poised to resume a pattern of sustainable growth. Even though consumers continue to spend, they are wary of investing due to the uncertainty over future terrorist attacks, potential war with Iraq, and their own job security.

Is the stock market destined for another year of doom and gloom? If history repeats itself then there is reason for hope and brighter days ahead for investors. The US economy has seen nine recessions since 1945 and has emerged from all of them stronger than before. Will this 10th recession/receovery be any different? The decade of the 90's began with a war looming with Iraq, recession raging, investors pulling money from stock funds, and the stock market tumbled nearly 20%, but it emerged from these events and gave rise to the best bull market ever. Another positive indicator is the third year of a presidential term. Since 1946, the third year of the presidential cycle has seen the S & P 500 post an average gain of 17.4%. When the third year coincided wit a war the average gain was 18.4%. I'm not suggesting or forecasting similiar returns for 2003, but positive returns in the near future is a realistic expectation.

For the year 2002 MH Elite Portfolio of Funds was down 22.6%. An over weighting in small cap growth funds was the key contributing factor to our disappointing performance in 2002. As a group, small cap growth stocks were down by 30%. In comparision, the Russell 2000 Index of small cap growth stocks, S & P 500, and NASDAQ Composite all suffered losses of 20.5%, 23.4%, and 31.5% respectively.

Small cap investing has now outperformed large caps for a third consecutive year. It is interesting to note that within each decade since 1930's there has been a six year period of small cap out performance. Small cap investing continues to be an integral part of a well balanced portfolio.

The Fund thanks you for your past and continued investment in the fund and welcomes our new shareholders.


Sincerely,



Harvey Merson
President

Past Performance is no guarantee of future results. The Fund's average annual total return assumes reinvestment of all divided and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

This material must be accompanied or preceded by a prospectus for the Fund.

                      MH Elite Portfolio of Funds, Inc.
                    Schedule of Portfolio of Investments
                          As of December 31, 2002



Mutual Funds  (96%)                           Quantity           Market Value

        American Century Small Cap Value          13,880           $    94,247
        Berger Small Cap Value Investor Class      4,241                96,309
        Bjurman-Barry Micro-Cap                    7,236               146,959
        Bogle Small Cap Growth                     6,310               104,556
        Boston Partners Small Cap Value            4,875                72,886
        Bridgeway Ultra Small Co. Tax Advantage * 13,550               113,144
        Brown Capital Mgmt Small Co. - Instl Class 4,298                90,168
        Buffalo Small Cap                          5,633                83,376
        DLB Small Company Opportunities *          5,326                65,032
        First American Micro - Instl Class         5,287                86,552
        FMI Focus                                  4,004                91,970
        FPA Perennial *                            5,102               104,133
        Hennessy Cornerstone Growth *              7,378                97,910
        Meridian Growth *                          4,266                98,027
        N/I Numeric Investors Small Cap Value *    6,769                97,882
        Royce Low Priced Stock Fund                7,687                74,949
        Wasatch Core Growth                        3,688                98,408
        Wasatch Micro Cap Fund                    32,416               170,509
        Wasatch Small Cap Value *                 21,368                73,291
                                                                   -----------

Total Mutual Funds (Cost: $1,893,536)                              $ 1,860,308

Short-Term Securities and cash account
(Cost: $80,650) (4%)                                                    80,650
                                                                    ----------
Total Investments in Securities (Cost:  $1,974,186)                  1,940,958

Less: Liability                                                           (550)
                                                                    ----------
Net Assets                                                         $ 1,940,408
                                                                   ===========




 * These funds represent new additions to the portfolio during the period 1/1/2002 - 12/31/2002


The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
               Statement of Assets, Liability, and Net Assets
                           As of December 31, 2002


Assets

     Investments in Securities at value (Cost: $1,974,186)         $ 1,940,958
                                                                   -----------

     Total Assets                                                  $ 1,940,958
                                                                   ===========

Liability and Net Assets

   Liability
     Accrued Expenses                                              $       550
                                                                   -----------

   Net Assets
     Capital stock, at par $.01;                                         3,997
          (shares issued and outstanding 399,672)
     Additional paid-in capital                                      2,161,462
     Accumulated undistributed net investment income/(loss)           (191,823)

     Net unrealized appreciation on investments                        (33,228)
                                                                   -----------
           Net Assets                                                1,940,408
                                                                   -----------

     Total Liability and Net Assets                                $ 1,940,958
                                                                   ===========


Net asset value per share                                               $ 4.86
                                                                        ======








The accompanying notes to financial statements are an integral part of these financail statements.

                      MH Elite Portfolio of Funds, Inc.
                           Statement of Operations
                    For The Year Ended December 31, 2002


Investment Income

        Dividends                                       $    34,299
        Interest                                                680
                                                         ----------
        Total Investment Income                              34,979
                                                         ----------
Expenses

        Investment advisory fees                             20,424
        Reporting service fees                                1,600
        Board of Director fees                                  750
        Internet access charges                                 550
        Misc. expenses                                          424
        State fees                                              390
        Brokerage fees                                          360
        Phone                                                   323
        Accounting                                              300
        Taxes                                                   290
        IRA fees                                                 70
        Bank Fees                                                49
                                                         ----------
             Total expenses                                  25,530
                                                         ----------

Net Investment Income                                         9,449
                                                         ----------
Net Realized and Unrealized Gain (Loss) on Investments

        Net realized gain (loss) on investments         $  (140,967)
	Net change in unrealized appreciation
                (depreciation) on investments              (389,202)
                                                        -----------
	Net realized and unrealized gain (loss)
                on investments                          $  (530,169)
                                                        -----------
Net Increase (Decrease) in net assets resulting
        from operations                                 $  (520,720)
                                                        ===========








The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                      Statement of Change in Net Assets
          For The Years Ended December 31, 2002, 2001, 2000, 1999, and 1998


Increase (Decrease) in Net Assets
from Operations
                         Year         Year       Year         Year       Year
                         Ended        Ended      Ended        Ended      Ended
                         2002         2001       2000         1999       1998*
                      ----------  ----------  -----------  ----------  ---------

  Investment Income   $   9,449   $   15,955  $  110,176   $  31,882   $  9,690

  Net realized
   gain (loss)
    on investments     (140,967)     (78,450)    (25,870)   (14,087)   (11,322)
  Net change in
   unrealized
    appreciation
     (depreciation)
       on investment   (389,202)     226,959     (97,309)   225,184      1,733
                      ----------  ----------  -----------  ----------  ---------
  Net increase
   (decrease)
    in net assets
     resulting
      from operations  (520,720)     164,404     (13,003)   242,979        101
                      ----------  ----------  -----------  ----------  ---------
Dividends and Distributions
  to Shareholders

  Dividends from Net
   Investment Income           0           0     (82,030)   (16,842)         0
                      ----------  ----------  -----------  ---------- ---------

Capital Share Transactions

  Net Proceeds from
   Sale of Shares
    (47,125 in 2002,
      82,084 in 2001,
       99,260 in 2000,
        76,979 in 1999
         and 74,224
          in 1998)       247,550     478,280     550,190     355,567    335,000

  Proceeds from
   Re-invested
    Dividends                  0           0      82,030      16,842          0
                      ----------  ----------  ----------  ----------  ---------
  Net Increase (Decrease)
   in Net Assets from
    Capital Share
     Transactions        247,550     478,280     632,220     372,409    335,000
                      ----------  ----------  ----------  ----------  ---------

  Net Increase in
   Net Assets           (273,170)    642,744     537,187     598,546    335,101

Net Assets at
 Beginning of Period   2,213,578   1,570,834  $1,033,647     435,101    100,000
                      ----------  ----------  ----------  ----------  ---------

Net Assets at
 End of Period        $1,940,408  $2,213,578  $1,570,834  $1,033,647   $435,101
                      ==========  ==========  ==========  ==========   ========




* The Fund commenced operations on 3-18-98


The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                            Financial Highlights



Selected per share data and ratios for the period
                         Year         Year       Year         Year       Year
                         Ended        Ended      Ended        Ended      Ended
                         2002         2001       2000         1999       1998*
                      ----------  ----------  -----------  ----------  ---------

Net Asset Value,
  Beginning of Period $     6.28  $     5.81  $     6.04  $     4.62   $   5.00

Investment Operations

  Net Investment
    Income            $     0.02  $     0.05  $     0.41  $     0.19   $   0.10
  Net Realized and
   Unrealized
    Gain (Loss)
     on Investments   $    (1.33) $     0.42  $    (0.46) $     1.23   $  (0.48)
  Income (Loss) From
   Operations         $    (1.31) $     0.47  $    (0.05) $     1.42   $  (0.38)

  Distributions       $     0.00  $     0.00  $    (0.32) $    (0.10)  $   0.00

  Net Asset Value,
   End of Period      $     4.86  $     6.28  $     5.81  $     6.04   $   4.62

  Total Return             (22.6%)      8.09%       1.5%       32.9%      (7.6%)


Ratios/Supplement Data

Net Assets at
 End of Period        $1,940,408  $2,213,578  $1,570,834  $1,033,647   $435,101
                      ==========  ==========  ==========  ==========   ========

Ratio of expenses to
  average net assets       1.23%       1.24%        1.30%       1.00%      1.00%

Ratio of net investment
  income to average
    net assets             0.46%       0.88%        8.40%       4.30%      3.60%

Portfolio turnover rate   36.50%      25.00%       50.00%      41.00%     24.50%


* The Fund commenced operations on 3-18-1998.

The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2002


NOTE 1 - Organization

The MH Elite Portfolio of Funds, Inc. (the 'Fund') was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933. The sale and issuance of 20,000 shares of capital stock ("initial shares") for $100,000 ($200 for capital stock and $99,800 as additioanl paid in capital) to its initial investor occurred on February 17, 1998. Harvey Merson and Jeff Holcombe, who as owners of MH Investment Management are the investment advisors to the Fund, each own fifty percent of MH Elite Portfolio of Funds, Incorporated as a whole. They are also shareholders in the Fund and own 1,630.722 and 23,287.208 shares respectively, as of December 31, 2002.

NOTE 2 - Additional Investors

Subsequent to February 17, 1998 there were additional infusion of capital in the amount of $335,000 in 1998, $372,409 in 1999, $632,220 in 2000, $478,280
in 2001 and $247,550 in 2002 with 74,224, 76,979, 99,260, 82,084 and 47,125 shares issued respectively. These values include dividend reinvestments of $16,842 in 1999 and $82,030 in 2000, which were not reflected in prior years' financial statements.

NOTE 3 - Organization Costs

Organizational costs were borne by the Fund's Investment Adviser.

NOTE 4 - Registration Fees

Registration fees will be funded by the Fund and/or the Investment Advisor.

NOTE 5 - Legal and Accounting Expenses

Legal and accounting expenses will be funded by the Fund and/or the Investment Advisor.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2002

NOTE 6 - Investment Advisory Agreement

The Investment Adviser, MH Investment Management Incorporated, furnishes the Fund with investment advice and, in general, supervises the management and investment program of the fund. Harvey Merson and Jeff Holcombe each own
50 percent of MH Investment Management, Incorporated. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets.
For the period ended December 31, 2002 this fee was $20,424.

NOTE 7 - Fees

The expenses and fees that a shareholder of the MH Elite Portfolio of Funds, Inc. will incur are: management fees of 1.00% and other expenses of .25% for total annual fees of 1.25%. For the period ended December 31, 2002 these fees and expenses were $25,530.

NOTE 8 - Purchase and Sale of Securities

The cost of securities purchased and the proceeds from sale of securities for the year ended December 31, 2002 aggregated $1,049,299 and $757,415 respectively. For federal income tax purposes, the tax basis of investments is the same as for financial reporting purposes. At December 31, 2002, on a tax basis gross, unrealized loss on investments was $33,228.

NOTE 9 - Common Stock

As of December 31, 2002, 399,672 shares of $ .01 par value stock were authorized and issued, and paid in capital amounted to $2,161,462. This includes a dividend reinvestment of $16,842 in 1999, and $82,030 in 2000.

NOTE 10 - Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2002


The following represent significant accounting policies of the Fund:

a) Underlying Fund Valuation
   Underlying funds are valued at the last reported net asset value as quoted by the respective fund with the resulting unrealized gains and losses included in income. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost.

b) Investment Income
   Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

c) Distributions to Shareholders
   Dividends from net investment income, if any, are declared and paid annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions of $16,842 were reinvested in the Fund for 1999. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characteristics of distributions made by the Fund. No distributions were declared in 1998, 2001, and 2002.

d) Federal Taxes
   The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

e) Realized Gain and Loss
   Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2002


f) Investment in Firm Securities
   Mutual Funds owned by the Fund are stated at quoted market value with the resulting unrealized gains and losses included in income.

g) Concentrations of Credit Risk
   The Fund maintains approximately 96% of its holdings, including a money market account, at TD Waterhouse Institutional Services. The account at TD Waterhouse, and other accounts held by the Fund, are not FDIC insured.

The Fund's proprietary positions and trading activities expose it to market risk, which is influenced by the volatility and liquidity in the financial markets. The Fund attempts to control its exposure to market risk by use of various analytical monitoring techniques.

GIBGOT, WILLENBACHER & CO.
Certfied Public Accountant
                                                       310 EAST SHORE ROAD
                                                  GREAT NECK, NEW YORK 11023
NEIL A. GIBGOT, CPA                                   TEL: (516) 482-3660
WILLIAM L. MERINGOLO, CPA                             FAX: (516) 482-3665
JONATHAN G. SHORE, CPA




To The Shareholders and Board of Directors
MH Elite Portfolio of Funds, Inc.

We have audited the accompanying statements of investments and statement of assets, liability and net assets of MH Elite Portfolio of Funds, Inc. as of December 31, 2002 the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the years ended December 31, 2002, 2001 and 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of MH Elite Portfolio of Funds, Inc. as of December 31, 1999 and 1998 were audited by another auditor whose reports dated January 31, 2000 and February 8, 1999, expressed unqualified opinions on those statements.

We conducted our audits in accordance with auditing standards generally accepted inthe United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, 2001 and 2000 by correspondence with the custodian, brokers, and bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MH Elite Portfolio Portfolio of Funds, Inc. as of December 31, 2002 the results of its operations, change in its net assets and its financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.


Gibgot, Willenbach & Co.
CERTIFIED PUBLIC ACCOUNTANTS

Great Neck, New York
February 20, 2003

MH Elite Portfolio of Funds, Inc.
220 Russell Avenue
Rahway, New Jersey 07065

Investor Adviser
    MH Investment Management, Inc.
    220 Russell Avenue
    Rahway, New Jersey 07065





MH Elite Portfolio of Funds,Inc.

       Annual Report
             to
       Shareholders
     December 31, 2002